Exhibit 10.3

CHICAGO MERCANTILE EXCHANGE INC.

GRANDFATHERED

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

SECTION I

General

1.1. History, Purpose and Effective Date. The Chicago Mercantile Exchange Inc. Amended and Restated Supplemental Executive Retirement Plan (the “Plan”) was established, effective as of January 1, 1993 (the “Effective Date”) by Chicago Mercantile Exchange, an Illinois not-for-profit corporation (“CME”)), to provide its eligible key management employees with an opportunity to receive additional retirement income. Pursuant to a series of demutualization transactions and an agreement and plan of merger, effective as of November 13, 2000, Chicago Mercantile Exchange Inc., a shareholder-owned, for-profit Delaware corporation (the “Exchange”) succeeded to the assets, liabilities and business of CME and to the power, authority and responsibility of CME under and with respect to the Plan. Effective as of December 3, 2001, pursuant to a further corporate reorganization, the Exchange became a wholly-owned subsidiary of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”). The Plan is intended to constitute a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Section 201(2), 301(a)(3) and 401(a)(l) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

This document is an amendment and restatement of the Plan as in effect prior to 2005, and is applicable only to the portion (if any) of a Participant’s Account that was vested as of December 31, 2004, including credited earnings and losses with respect thereto (the “Grandfathered Account”). The Plan, as so amended and restated, shall be sometimes referred to as the “Chicago Mercantile Exchange Inc. Grandfathered Supplemental Executive Retirement Plan.”

1.2. Administration.

(a) The Retirement Committee (the “Retirement Committee”) appointed by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Exchange is the Plan Administrator of the Plan. If the Compensation Committee fails to act to appoint the members of the Retirement Committee, then the Compensation Committee will be deemed to be the Retirement Committee hereunder. The Plan Administrator shall from time to time adopt rules for the administration of the Plan and shall have the sole discretion to make decisions and take any action with respect to questions arising in connection with the Plan, including, but not limited to, the construction and interpretation of the Plan, the resolution of any ambiguities, the determination of the conditions subject to which any benefits may be payable, the resolution of all questions concerning the status and rights of a Participant and others under the Plan, and whether a claimant is eligible for benefits under the Plan, the determination of the amount of benefits, if any, a claimant is entitled to receive, and making any other determinations which it believes necessary or advisable for the administration and operation of the Plan. Any such decision or action shall be final and binding upon all Participants and beneficiaries, and benefits under the Plan shall be paid only if the Plan Administrator decides in its discretion that the claimant is entitled to them. The Plan Administrator’s decision or action in respect of any of the above shall be conclusive and binding upon all Participants and their beneficiaries, heirs, assigns, administrators, executors and any other person claiming through or under them, subject to such individual’s rights to a review of the denial of any benefit claim under the claims procedure set forth in Section 1.11.

(b) In providing for the administration of the Plan, the Plan Administrator may delegate responsibilities for the operation and administration of the Plan by written document filed with the Plan records. Any such delegation may be revoked at any time. The Secretary of the Exchange (or, on behalf of the Secretary of the Exchange, any Corporate Secretary or Assistant Secretary) shall certify to any interested person the names of the employees of the Exchange who are, from time to time, authorized to act on behalf of the Plan Administrator and who are responsible for the day-to-day operation and administration of the Plan. The Plan Administrator may appoint and compensate such specialists to aid it in the administration of the Plan and arrange for such other services as it considers necessary or appropriate to carry out the provisions of the Plan.

1.3. Plan Year. The term “Plan Year” means the calendar year.

1.4. Source of Benefit Payments. Subject to the terms and conditions of the Plan, any amount payable to or on account of a Participant under this Plan shall be paid from the general assets of the Exchange or from one or more trusts, the assets of which are subject to the claims of the Exchange’s general creditors. The amounts payable hereunder shall be reflected on the accounting records of the Exchange but shall not be construed to create, or require the creation of, a trust, custodial or escrow account. None of the individuals entitled to benefits under the Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Exchange or to any investment reserves, accounts, trusts or funds that the Exchange may purchase, establish or accumulate to aid in providing the benefits under the Plan, and any rights of such individuals under the Plan or any such reserves, accounts, trusts or funds shall constitute unsecured contractual rights only. Nothing contained in the Plan shall constitute a guarantee by the Exchange that the assets of the Exchange shall be sufficient to pay any benefits to any person. Nothing contained in the Plan and no action taken pursuant to its provisions shall create a trust or fiduciary relationship of any kind between the Exchange and an employee or any other person.

1.5. Expenses. The expenses of administering the Plan shall be borne by the Exchange.

1.6. Effect on Other Benefit Plans. Any amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of any qualified plan (within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended, maintained by the Exchange. The treatment of such amounts under other employee benefit plans shall be pursuant to the provisions of such plans.

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1.7. Applicable Laws. The Plan shall be construed and administered in accordance with the laws of the State of Illinois.

1.8. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

1.9. Notices. Any notice or document required to be given to or filed with the Plan Administrator will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Secretary of the Exchange, at its principal executive offices. The Plan Administrator may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

1.10. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

1.11. Claims Procedure.

(a) For purposes of the Plan, a claim for a benefit is a written application for a benefit filed with the Plan Administrator. In the event that any Participant or other person claims to be entitled to a benefit under the Plan, and the Plan Administrator or its designee determines that such claim should be denied in whole or in part, the Plan Administrator or its designee shall, in writing, notify such claimant within 90 days (180 days if special circumstance require) of receipt of such claim that his claim has been denied. The notice of denial will be written in a manner calculated to be understood by the average Participant and will include the following information: (a) the specific reason for the denial; (b) specific reference to those Plan provisions on which the denial is based; (c) a description of any additional information necessary to perfect the claim and an explanation of why the information is necessary; and (d) a description of the Plan’s review procedures, the time limits applicable to those procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following the denial of his claim on review.

(b) If the Plan Administrator requests additional information from a claimant prior to an initial determination or a determination on appeal, the Plan Administrator will notify the claimant and permit the claimant to have 45 days to provide the requested information. The time of the Plan Administrator’s decision will be tolled until the information is received or until the 45-day period has elapsed. If the information is not timely received by the Plan Administrator, its decision will be made without the requested information.

(c) Within 60 days after the mailing or delivery by the Plan Administrator or its designee of such notice, such claimant may request, by mailing or delivery of written notice to the Plan Administrator, a review by the Plan Administrator of the decision denying the claim. The clamant may submit written comments, documents, records and other information relating to his claim, whether or not those comments, documents, records or other information were submitted in connection with the initial claim. The claimant may also request that the Plan provide, free of charge, copies of all documents, records or other information relevant to his claim.

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(d) If the claimant fails to request such a review within such 60-day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim by the Plan Administrator is correct.

(e) After such review, the Plan Administrator shall determine whether such denial of the claim was correct and shall notify such claimant in writing of its determination within 60 days of receipt of the claimant’s request for review (120 days if special circumstances require). In the case of a claim denial on review, the notice will be written in a manner calculated to be understood by the average Participant and will include the following information: (a) the specific reason or reasons for denial; (b) specific reference to those Plan provisions on which denial is based; (c) a statement that the claimant is entitled to receive, upon written request and free of charge, reasonable access to and copies of all documents, records and other information relevant to his claim for benefits; and (d) a statement of any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about the procedures and to bring a civil action under ERISA Section 502(a).

SECTION 2

Participation

2.1. Participant. The key employees eligible to participate in the Plan and the conditions for such participation shall be established, from time to time, by the Exchange; provided, however, that Participants shall be limited to a select group of management or highly compensated employees within the meaning of Sections 201(1), 301(a)(2) and 401(a)(l) of ERISA. If the Exchange determines that participation by one or more Participants shall cause the Plan to be subject to Part 2, 3 or 4 of Title I of ERISA, the entire interest of such Participant or Participants under the Plan shall be segregated from the Plan in the discretion of the Exchange, and such Participant or Participants shall cease to have any interest under the Plan.

2.2. Plan Not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of the Exchange nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

SECTION 3

Plan Benefits

3.1. Deferred Compensation Accounts. The Plan Administrator shall maintain, or cause to be maintained, an Account in the name of each Participant which shall reflect the sum of the following amounts:

(a)	the amount of “Deferred Compensation Credits” to be credited to the Participant’s Account in accordance with subsection 3.2; and

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(b)	the assumed rate of earnings to be credited to the Participant’s Account in accordance with subsection 3.3.

3.2. Deferred Compensation Credits. Unless otherwise determined by the Compensation Committee, for each Plan Year beginning on or after January 1, 2003, three percent of each Participant’s base earnings and bonus paid in such Plan Year shall be awarded as Deferred Compensation Credits. The amount of Deferred Compensation Credits awarded to a Participant for any such Plan Year shall be credited to his Account as of the first business day of the next following Plan Year.

3.3. Adjustment of Accounts. The amounts credited to a Participant’s Account in accordance with Section 3.2 shall be adjusted from time to time in accordance with uniform procedures established by the Plan Administrator to reflect the value of an investment equal to the Participant’s Account balance in one or more assumed investments that the Plan Administrator offers from time to time, and which the Participant directs the Plan Administrator to use for purposes of adjusting his Account. In the event a Participant fails to provide such direction, the Participant’s Account shall be adjusted on the basis of such default investment as the Plan Administrator shall establish from time to time. Amounts credited pursuant to this Section 3.3 shall be determined without regard to taxes that would be payable with respect to any assumed investment. The Plan Administrator may eliminate any assumed investment alternative at any time; provided, however, that the Plan Administrator may not retroactively eliminate any assumed investment alternative. To the extent permitted by the Plan Administrator, the Participant may elect to have different portions of his Account balance for any period adjusted on the basis of different assumed investments. Notwithstanding the election by Participants of certain assumed investments and the adjustment of their Accounts based on such investment decisions, the Plan does not require, and no trust or other instrument maintained in connection with the Plan shall require, that any assets or amounts which are set aside in trust or otherwise for the purpose of paying Plan benefits shall actually be invested in the investment alternatives selected by Participants.

SECTION 4

Payment of Plan Benefits

4.1. Vesting. A Participant’s vested interest in his Account shall be determined as follows:

(a) A Participant shall have at all times a fully vested and nonforfeitable interest in (i) the amount of any Deferred Compensation Credits credited to the Participant’s Account on or before December 31, 1996, and (ii) any assumed investment adjustment theretofore or thereafter credited with respect to such Deferred Compensation Credits under Section 3.3.

(b) A Participant shall have a fully vested and nonforfeitable interest in the amount of any Deferred Compensation Credits credited to the Participant’s Account in accordance with Section 3.2 on or after January 1, 2004 (and any assumed investment adjustments thereon) upon completion of five Years of Vesting Service (as described below).

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(c) A Participant shall have a fully vested and nonforfeitable interest in the amount of any Deferred Compensation Credits credited to the Participant’s Account in accordance with Section 3.2 on or after January 1, 1997 and before January 1, 2004 (“Post-1996 Credits”), and any assumed investment adjustments thereon, as of December 10 of the fourth Plan Year following the Plan Year as of which such Deferred Compensation Credits are credited to the Participant’s Account. Prior thereto, the amount of any Post-1996 Credits (and any assumed investment adjustments thereon) shall be vested and nonforfeitable as of December 10th of the Plan Year that follows the Plan Year as of which such Post-1996 Credits were credited to the Participant’s Account by the number of Plan Years determined in accordance with the following schedule:

Number of Plan Years following the Plan Year as of which the Post-1996 Credits were credited to his Account	The vested percentage shall be
Four Plan Years	100%
Three Plan Years	66 2/3%
Two Plan Years	33 1/3%
One Plan Year	0%

A Participant’s Years of Vesting Service as of any date shall be equal to the number of years of service credited to the Participant for vesting purposes as of such date under the provisions of the Pension Plan for Employees of the Chicago Mercantile Exchange Inc. (the “Pension Plan”) or, in the case of a Participant who is not eligible to participate in the Pension Plan, the number of years of service that would be credited to the Participant for vesting purposes under the Pension Plan as of such date if the Participant were eligible to participate in the Pension Plan. The unvested portion of a Participant’s Account shall be forfeited upon the Participant’s separation from service.

4.2. Accelerated Vesting. Notwithstanding the provisions of Section 4.1, if a Participant’s termination of active employment with the Exchange occurs on account of his death, retirement after attaining age 55 years and completing 15 years of continuous service with the Exchange, or disability, the amount of any Post-1996 Credits (and any assumed investment adjustments thereon) not theretofore vested shall be vested and nonforfeitable as of December 10 of the Plan Year that follows the Plan Year as of which such Post-1996 Credits were credited to the Participant’s Account by the number of Plan Years determined in accordance with the following schedule (in lieu of the schedule in Section 4.1):

Number of Plan Years following the Plan Year as of which the Post-1996 Credits were credited to his Account	The vested percentage shall be
Four Plan Years	100%
Three Plan Years	80%
Two Plan Years	60%
One Plan Year	40%

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If a Participant’s termination of active employment occurs under this Section 4.2, the portion of any Post-1996 Credits (and any investment adjustments thereon) that are not theretofore vested in accordance with Section 4.1 or the foregoing provisions of this Section 4.2 and which shall be vested and nonforfeitable as of December 10 of the Plan Year in which credited to the Participant’s Account shall be twenty percent (20%).

4.3. Termination of Employment. After a Participant’s death or termination of active employment, the vested portion of the Participant’s Account balance shall be paid in cash or in kind to or on account of the Participant as follows:

(a)	in a single lump sum payment as soon as practicable after his death or other termination date occurs, or

(b)	if elected by the Participant, in annual installments over a period of 5 or fewer years; provided, however, that any such election by a Participant who resigns or is dismissed prior to his retirement date (within the meaning of the Exchange’s cash balance pension plan) shall require the consent of the Exchange; and provided, further, that effective January 1, 2007 any such election shall be void and of no force and effect if the Participant separates from service within six months after making such election.

Any portion of his Account balance that is not vested in accordance with subsection 4.1 or 4.2 at his termination of active employment shall be forfeited.

4.4. Unforeseeable Emergencies. The Plan Administrator may, pursuant to rules adopted by it and applied in a uniform manner, accelerate the date of distribution of a Participant’s Account because of unforeseeable emergency at any time. “Unforeseeable emergency” shall mean as determined by the Plan Administrator in accordance with uniform rules adopted by it. The amount that may be distributed pursuant to this subsection 4.4 is limited to the amount necessary to satisfy the emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which the hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

4.5. Designation of Beneficiary. Each Participant may from time to time, by signing a form furnished by the Plan Administrator, designate any legal or natural person or persons (who may be designated contingently or successively) to whom his vested benefits under the Plan are to be paid if he dies before he receives all of his vested benefits. A beneficiary designation form will be effective only when the signed form is filed with the Plan Administrator while the Participant is alive and will cancel all beneficiary designation forms filed earlier. Except as otherwise specifically provided in this subsection 4.5, if a deceased Participant failed to designate a beneficiary as provided above, or if the designated beneficiary of a deceased Participant dies before him or before complete payment of the Participant’s benefits, his benefits shall be paid to the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

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4.6. Distributions to Disabled Persons. Notwithstanding the provisions of this Section 4, if, in the Plan Administrator’s opinion, a Participant or beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment shall be in lieu of any such payment to such Participant or beneficiary. Thereafter, any benefits under the Plan to which such Participant or beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

4.7. Benefits May Not be Assigned. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part hereof, which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferred by operation of law in the event of the Participant’s or any other person’s bankruptcy or insolvency.

4.8. Withholding for Tax Liability. The Exchange may withhold or cause to be withheld from any payment of benefits made pursuant to the Plan any taxes required to be withheld and such sum as the Exchange may reasonably estimate to be necessary to cover any taxes for which the Exchange may be liable and which may be assessed with regard to such payment.

4.9. Cash-Out Election. Prior to a Participant’s termination of active employment with the Exchange, the Participant may make a one-time election (a “Cash-Out Election”) to have the entire nonforfeitable balance of his Account distributed to him, in a single lump sum payment, in cash, within 15 days following the date that such election is filed with the Exchange, subject to the following:

(a)	The Participant’s nonforfeitable Account balance shall be determined under subsection 4.1 of the Plan as though the Participant had terminated from the employ of the Exchange on the date on which the Cash-Out Election is filed and, for this purpose, the accelerated vesting provisions of subsection 4.2 shall not apply even if the Participant has attained age 55 and completed 15 years of continuous service with the Exchange at the time of his election.

(b)	The amount actually distributed to an electing Participant under this subsection 4.9 shall be equal to the Participant’s nonforfeitable Account balance determined under subparagraph (a) next above, reduced by a penalty amount equal to 10 percent of such nonforfeitable Account balance. The 10 percent penalty amount shall be deducted from the Participant’s Account and forfeited. The portion of the Participant’s Account balance that is not distributable by reason of subsection 4.1 or 4.2 shall then be treated as set forth in subsection 4.10.

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(c)	A Participant’s Cash-Out Election shall not be effective unless the Participant makes a corresponding election under the Chicago Mercantile Exchange Senior Management Supplemental Deferred Savings Plan.

4.10. Forfeitures and Adjustments for Partial Distributions. In the event that a distribution upon an unforeseeable emergency under subsection 4.4 or a distribution pursuant to a Cash-Out Election under subsection 4.9 is made with respect to any Participant, the portion of his Account balance that is not distributable by reason of subsection 4.1 or 4.2 (but not any vested amount that is forfeited as a penalty under subsection 4.9) shall be credited to a “Subaccount” maintained in the Participant’s name which shall be adjusted from time to time in accordance with Section 3.3 based on the assumed investment alternatives selected by the Participant thereunder. Upon the Participant’s subsequent termination of employment or any subsequent distribution to the Participant, the balance in his Subaccount shall be treated as follows:

(a)	If the Participant’s subsequent termination of employment or distribution occurs after such Subaccount is fully vested and nonforfeitable in accordance with Section 4.1 or 4.2, the balance of such Subaccount shall be distributable to or on behalf of the Participant in accordance with Section 4.

(b)	If the Participant’s subsequent termination of employment or distribution occurs before the balance of the Subaccount is fully vested, the nonforfeitable balance in the Subaccount shall be an amount determined as follows:

(i)	first, an amount equal to the nonforfeitable balance of his Account at the time of the previous distribution upon an unforeseeable emergency or Cash-out Election (including the 10 percent penalty amount in the case of a Cash-Out Election) shall be added to his Subaccount balance;

(ii)	next, his Subaccount balance, as adjusted under subparagraph (i) next above, shall be reduced to an amount equal to the product of such balance multiplied by his vested percentage determined under Section 4.1 or 4.2, as applicable, at the time of the subsequent termination or distribution; and

(iii)	finally, the adjusted Subaccount balance, as determined under subparagraph (ii) next above, shall be reduced (but not below zero) by an amount equal to the amount added to his Subaccount balance under subparagraph (i) next above.

The amount determined after the foregoing adjustments shall be nonforfeitable and distributable to or for his benefit in accordance with Section 4. The portion of his Subaccount balance, if any, which is not vested in accordance with this Section 4.10 shall be forfeited if the Participant has terminated active employment with the Exchange, or, if the Participant’s employment has not terminated, shall continue to be adjusted in accordance with Section 3.3, and shall be further adjusted under this Section 4.10 upon the Participant’s subsequent termination of employment or any subsequent distribution in accordance with the terms of the Plan.

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Notwithstanding the foregoing provisions of this Section 4.10, and without limiting the amending authority reserved to the Exchange by the provisions of Section 5.1 of the Plan, the Exchange may amend this Section 4.10 at any time and in any respect, even as to amounts previously credited to a Participant’s Account, to the extent that the Exchange determines that such amendment is necessary or desirable by reason of any change in tax laws or regulations or interpretations thereof; provided, however, that no such amendment shall apply with respect to amounts actually distributed under this Section 4.10 before the later of the date on which the amendment is adopted or effective.

SECTION 5

Amendment and Termination; Miscellaneous

5.1. Amendment and Termination.

(a) The Exchange may amend or terminate the Plan at any time and from time to time, and retroactively if deemed necessary or appropriate.

(b) Any amendment of the Plan shall be effected either (i) by resolution of the Compensation Committee or its successor, or (ii) by resolution of the Retirement Committee; provided, however, that only the Compensation Committee or its successor is authorized to approve an amendment that is anticipated to result in a material impact to the Exchange unless it otherwise acts to delegate this responsibility; and provided further that the Retirement Committee may adopt minor or administrative amendments to the Plan, including amendments to comply with applicable laws.

(c) A Plan termination shall be effected by resolution of the Compensation Committee or its successor. In the event of a termination of the Plan, Participants’ vested Account balances shall be distributed in such manner as the Plan Administrator shall determine consistent with the requirements of Section 409A of the Code.

5.2. Limitation of Liability. The Exchange, its parents, subsidiaries, and affiliates, the Board of Directors of any of the foregoing, any officer, employer or agent of any of the foregoing, and the members of the Retirement Committee shall not incur any liability individually or on behalf of any other individuals or on behalf of the Exchange or its parents, subsidiaries, or affiliates for any act, or failure to act, made in good faith in relation to the Plan.

Dated this 1st day of March, 2007.

CHICAGO MERCANTILE EXCHANGE INC.

By
Its	Managing Director, Organizational Development

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CHICAGO MERCANTILE EXCHANGE INC.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(As Amended and Restated Effective January 1, 2005)

SECTION 1

General

1.1. History, Purpose and Effective Date.

(a) The Chicago Mercantile Exchange Inc. Amended and Restated Supplemental Executive Retirement Plan (the “Plan”) was established, effective as of January 1, 1993, by Chicago Mercantile Exchange, an Illinois not-for-profit corporation (“CME”), to provide its eligible key management employees with an opportunity to receive additional retirement income. Pursuant to a series of demutualization transactions and an agreement and plan of merger, effective as of November 13, 2000, Chicago Mercantile Exchange Inc., a shareholder-owned, for-profit Delaware corporation (the “Exchange”) succeeded to the assets, liabilities and business of CME and to the power, authority and responsibility of CME under and with respect to the Plan. Effective as of December 3, 2001, pursuant to a further corporate reorganization, the Exchange became a wholly-owned subsidiary of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”). The Plan is intended to constitute a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(l) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(b) Effective as of January 1, 2005 (the “Effective Date”), the Plan has been amended and restated to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

(c) Notwithstanding anything herein to the contrary, the terms of the Plan as in effect prior to January 1, 2005, as modified and set forth in the document entitled “Chicago Mercantile Exchange Inc. Grandfathered Supplemental Executive Retirement Plan” (the “Pre- 2005 Plan”), shall apply to the portion (if any) of a Participant’s Account that was vested as of December 31, 2004, including credited earnings and losses with respect thereto (the “Grandfathered Account”), and the provisions of this amended and restated Plan shall not apply to such Grandfathered Account.

1.2. Plan Freeze. Effective for Plan Years beginning on or after January 1, 2006, the Plan has been frozen and no further Deferred Compensation Credits shall be awarded.

1.3. Administration.

(a) The Retirement Committee (the “Retirement Committee”) appointed by the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Exchange is the Plan Administrator of the Plan. If the Compensation Committee fails to act to appoint the members of the Retirement Committee, then the Compensation Committee will be deemed to be the Retirement Committee hereunder. The Plan Administrator shall from time to time adopt rules for the administration of the Plan and shall have the sole discretion to make decisions and take any action with respect to questions arising in connection with the Plan, including, but not limited to, the construction and interpretation of the Plan, the resolution of any ambiguities, the determination of the conditions subject to which any benefits may be payable, the resolution of all questions concerning the status and rights of a Participant and others under the Plan, and whether a claimant is eligible for benefits under the Plan, the determination of the amount of benefits, if any, a claimant is entitled to receive, and making any other determinations which it believes necessary or advisable for the administration and operation of the Plan. Any such decision or action shall be final and binding upon all Participants and beneficiaries, and benefits under the Plan shall be paid only if the Plan Administrator decides in its discretion that the claimant is entitled to them. The Plan Administrator’s decision or action in respect of any of the above shall be conclusive and binding upon all Participants and their beneficiaries, heirs, assigns, administrators, executors and any other person claiming through or under them, subject to such individual’s rights to a review of the denial of any benefit claim under the claims procedure set forth in Section 1.12.

(b) In providing for the administration of the Plan, the Plan Administrator may delegate responsibilities for the operation and administration of the Plan by written document filed with the Plan records. Any such delegation may be revoked at any time. The Secretary of the Exchange (or, on behalf of the Secretary of the Exchange, any Corporate Secretary or Assistant Secretary) shall certify to any interested person the names of the employees of the Exchange who are, from time to time, authorized to act on behalf of the Plan Administrator and who are responsible for the day-to-day operation and administration of the Plan. The Plan Administrator may appoint and compensate such specialists to aid it in the administration of the Plan and arrange for such other services as it considers necessary or appropriate to carry out the provisions of the Plan.

1.4. Plan Year. The term “Plan Year” means the calendar year.

1.5. Source of Benefit Payments. Subject to the terms and conditions of the Plan, any amount payable to or on account of a Participant under this Plan shall be paid from the general assets of the Exchange or from one or more trusts, the assets of which are subject to the claims of the Exchange’s general creditors. The amounts payable hereunder shall be reflected on the accounting records of the Exchange but shall not be construed to create, or require the creation of, a trust, custodial or escrow account. None of the individuals entitled to benefits under the Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Exchange or to any investment reserves, accounts, trusts or funds that the Exchange may purchase, establish or accumulate to aid in providing the benefits under the Plan, and any rights of such individuals under the Plan shall constitute unsecured contractual rights only. Nothing contained in the Plan shall constitute a guarantee by the Exchange that the assets of the Exchange shall be sufficient to pay any benefits to any person. Nothing contained in the Plan and no action taken pursuant to its provisions shall create a trust or fiduciary relationship of any kind between the Exchange and an employee or any other person.

1.6.	Expenses. The expenses of administering the Plan shall be borne by the Exchange.

1.7. Effect on Other Benefit Plans. Any amounts credited or paid under this Plan shall not be considered to be compensation for the purposes of any qualified plan (within the meaning of Section 401(a) of the Code) maintained by the Exchange. The treatment of such amounts under other employee benefit plans shall be in accordance with the provisions of such plans.

1.8. Applicable Laws. The Plan shall be construed and administered in accordance with the laws of the State of Illinois.

1.9. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

1.10. Notices. Any notice or document required to be given to or filed with the Plan Administrator will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Secretary of the Exchange, at its principal executive offices. The Plan Administrator may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

1.11. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

1.12. Claims Procedure.

(a) For purposes of the Plan, a claim for a benefit is a written application for a benefit filed with the Plan Administrator. In the event that any Participant or other person claims to be entitled to a benefit under the Plan, and the Plan Administrator or its designee determines that such claim should be denied in whole or in part, the Plan Administrator or its designee shall, in writing, notify such claimant within 90 days (180 days if special circumstance require) of receipt of such claim that his claim has been denied. The notice of denial will be written in a manner calculated to be understood by the average Participant and will include the following information: (a) the specific reason for the denial; (b) specific reference to those Plan provisions on which the denial is based; (c) a description of any additional information necessary to perfect the claim and an explanation of why the information is necessary; and (d) a description of the Plan’s review procedures, the time limits applicable to those procedures, including a statement of the claimant’s right to bring a civil action under ERISA Section 502(a) following the denial of his claim on review.

(b) If the Plan Administrator requests additional information from a claimant prior to an initial determination or a determination on appeal, the Plan Administrator will notify the claimant and permit the claimant to have 45 days to provide the requested information. The time of the Plan Administrator’s decision will be tolled until the information is received or until the 45-day period has elapsed. If the information is not timely received by the Plan Administrator, its decision will be made without the requested information.

(c) Within 60 days after the mailing or delivery by the Plan Administrator or its designee of such notice, such claimant may request, by mailing or delivery of written notice to the Plan Administrator, a review by the Plan Administrator of the decision denying the claim.

The clamant may submit written comments, documents, records and other information relating to his claim, whether or not those comments, documents, records or other information were submitted in connection with the initial claim. The claimant may also request that the Plan provide, free of charge, copies of all documents, records or other information relevant to his claim.

(d) If the claimant fails to request such a review within such 60-day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim by the Plan Administrator is correct.

(e) After such review, the Plan Administrator shall determine whether such denial of the claim was correct and shall notify such claimant in writing of its determination within 60 days of receipt of the claimant’s request for review (120 days if special circumstances require). In the case of a claim denial on review, the notice will be written in a manner calculated to be understood by the average Participant and will include the following information: (a) the specific reason or reasons for denial; (b) specific reference to those Plan provisions on which denial is based; (c) a statement that the claimant is entitled to receive, upon written request and free of charge, reasonable access to and copies of all documents, records and other information relevant to his claim for benefits; and (d) a statement of any voluntary appeal procedures offered by the Plan and the claimant’s right to obtain information about the procedures and to bring a civil action under ERISA Section 502(a).

SECTION 2

Participation

2.1. Participant. The key employees of the Exchange eligible to participate in the Plan and the conditions for such participation shall be established, from time to time, by the Exchange; provided, however, that Participants shall be limited to a select group of management or highly compensated employees within the meaning of Sections 201(1), 301(a)(3) and 401(a)(l) of ERISA. If the Exchange determines that participation by one or more Participants shall cause the Plan to be subject to Part 2, 3 or 4 of Title I of ERISA, the entire interest of such Participant or Participants under the Plan shall be segregated from the Plan in the discretion of the Exchange, and such Participant or Participants shall cease to have any interest under the Plan.

2.2. Plan Not Contract of Employment. The Plan does not constitute a contract of employment, and participation in the Plan will not give any employee the right to be retained in the employ of the Exchange nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

SECTION 3

Plan Benefits

3.1. Deferred Compensation Accounts. The Plan Administrator shall maintain, or cause to be maintained, an Account in the name of each Participant which shall reflect the sum of the following amounts:

(a) the amount of Deferred Compensation Credits to be credited to the Participant’s Account in accordance with Section 3.2; and

(b) the assumed rate of earnings to be credited to the Participant’s Account in accordance with Section 3.3.

The beginning balance of each Participant’s Account on the Effective Date shall be the amount credited to him under the Plan as in effect immediately prior to the Effective Date; provided, however, that the portion of the Participant’s Account consisting of the Participant’s Grandfathered Account shall be segregated and shall be subject to the provisions of the Pre-2005 Plan as provided under Section 1.1 (c).

3.2. Deferred Compensation Credits. Unless otherwise determined by the Compensation Committee, for each Plan Year beginning on or after January 1, 2003 and prior to January 1, 2006, three percent of each Participant’s base earnings and bonus paid in such Plan Year shall be awarded as Deferred Compensation Credits. The amount of Deferred Compensation Credits awarded to a Participant for any such Plan Year shall be credited to his Account as of the first business day of the next following Plan Year. No further Deferred Compensation Credits shall be awarded under the Plan for Plan Years beginning on or after January 1, 2006.

3.3. Adjustment of Accounts. The amounts credited to a Participant’s Account in accordance with Section 3.2 shall be adjusted from time to time in accordance with uniform procedures established by the Plan Administrator to reflect the value of an investment equal to the Participant’s Account balance in one or more assumed investments that the Plan Administrator offers from time to time, and which the Participant directs the Plan Administrator to use for purposes of adjusting his Account. In the event a Participant fails to provide such direction, the Participant’s Account shall be adjusted on the basis of such default investment as the Plan Administrator shall establish from time to time. Amounts credited pursuant to this Section 3.3 shall be determined without regard to taxes that would be payable with respect to any assumed investment. The Plan Administrator may eliminate any assumed investment alternative at any time; provided, however, that the Plan Administrator may not retroactively eliminate any assumed investment alternative. To the extent permitted by the Plan Administrator, the Participant may elect to have different portions of his Account balance for any period adjusted on the basis of different assumed investments. Notwithstanding the election by Participants of certain assumed investments and the adjustment of their Accounts based on such investment decisions, the Plan does not require, and no trust or other instrument maintained in connection with the Plan shall require, that any assets or amounts which are set aside in trust or otherwise for the purpose of paying Plan benefits shall actually be invested in the investment alternatives selected by Participants.

SECTION 4

Payment of Plan Benefits

4.1. Vesting. A Participant’s vested interest in his Account shall be determined as follows:

(a) A Participant shall have at all times a fully vested and nonforfeitable interest in (i) the amount of any Deferred Compensation Credits credited to the Participant’s Account on or before December 31, 1996, and (ii) any assumed investment adjustment theretofore or thereafter credited with respect to such Deferred Compensation Credits under Section 3.3.

(b) A Participant shall have a fully vested and nonforfeitable interest in the amount of any Deferred Compensation Credits credited to the Participant’s Account in accordance with Section 3.2 on or after January 1, 2004 (and any assumed investment adjustments thereon) upon completion of five Years of Vesting Service (as described below).

(c) A Participant shall have a fully vested and nonforfeitable interest in the amount of any Deferred Compensation Credits credited to the Participant’s Account in accordance with Section 3.2 on or after January 1, 1997 and before January 1, 2004 (“Post-1996 Credits”), and any assumed investment adjustments thereon, as of December 10 of the fourth Plan Year following the Plan Year as of which such Deferred Compensation Credits are credited to the Participant’s Account. Prior thereto, the amount of any Post-1996 Credits (and any assumed investment adjustments thereon) shall be vested and nonforfeitable as of December 10th of the Plan Year that follows the Plan Year as of which such Post-1996 Credits were credited to the Participant’s Account by the number of Plan Years determined in accordance with the following schedule:

Number of Plan Years following the Plan Year as of which the Post-1996 Credits were credited to his Account	The vested percentage shall be

Four Plan Years	100%
Three Plan Years	66 2/3%
Two Plan Years	33 1/3%
One Plan Year	0%

A Participant’s Years of Vesting Service as of any date shall be equal to the number of years of service credited to the Participant for vesting purposes as of such date under the provisions of the Pension Plan for Employees of the Chicago Mercantile Exchange Inc. (the “Pension Plan”) or, in the case of a Participant who is not eligible to participate in the Pension Plan, the number of years of service that would be credited to the Participant for vesting purposes under the Pension Plan as of such date if the Participant were eligible to participate in the Pension Plan. The unvested portion of a Participant’s Account shall be forfeited upon the Participant’s separation from service.

4.2. Accelerated Vesting. Notwithstanding the provisions of Section 4.1, if a Participant’s separation from service with the Exchange occurs on account of his death, retirement after attaining age 55 years and completing 15 years of continuous service with the Exchange, or disability, the amount of any Post-1996 Credits (and any assumed investment adjustments thereon) not theretofore vested shall be vested and nonforfeitable as of December 10 of the Plan Year that follows the Plan Year as of which such Post-1996 Credits were credited to the Participant’s Account by the number of Plan Years determined in accordance with the following schedule (in lieu of the schedule in Section 4.1):

Number of Plan Years following the Plan Year as of which the Post-1996 Credits were credited to his Account	The vested percentage shall be
Four Plan Years	100%
Three Plan Years	80%
Two Plan Years	60%
One Plan Year	40%

If a Participant’s separation from service occurs under this Section 4.2, the portion of any Post-1996 Credits (and any investment adjustments thereon) that are not theretofore vested in accordance with Section 4.1 or the foregoing provisions of this Section 4.2 and which shall be vested and nonforfeitable as of December 10 of the Plan Year in which credited to the Participant’s Account shall be twenty percent (20%).

4.3. Payment. Except as otherwise provided in this Section 4, the vested balance in a Participant’s Account shall be paid following the Participant’s separation from service in accordance with the Participant’s valid Payment Election made for such Account pursuant to Section 4.4. Notwithstanding the foregoing, no portion of the Account shall be paid before the earlier of six months from the date of the Participant’s separation from service or such Participant’s death; provided, however, that the foregoing restriction shall not affect the timing of any installment payment after the first installment.

4.4. Payment Election.

(a) With respect to a Participant whose participation in the Plan commenced prior to January 1, 2005, the payment election in effect for such Participant immediately prior to January 1, 2005 shall remain in effect until changed pursuant to Section 4.5.

(b) Within 30 days after first becoming a Participant, a Participant not described in Section 4.4(a) shall elect on such form as the Plan Administrator may prescribe the time and manner in which the vested portion of a Participant’s Account shall be distributed. Such election shall specify (i) whether the Account is to be paid in a lump sum or in substantially equal annual installments, and (ii) if installments are elected, the number of years (not to exceed five) over which such installments are to be paid. Except as otherwise provided in this Section 4, a Participant’s Payment Election shall be irrevocable.

4.5. One-Time Election Change During Transition Period. A Participant may, during the Transition Period, file with the Plan Administrator an election to change his or her previous payment election; provided that such a change made after December 31, 2005 may not change the timing of payments that the Participant would otherwise receive during the year in which the change is made, or cause payments to be made in the year in which the change is made. Any change pursuant to this Section 4.5 must specify a form of payment consistent with Section 4.4 and shall be irrevocable. Not more than one such change shall be made with respect to any Account. For purposes hereof, the “Transition Period” means the period commencing January 1, 2005 and ending September 30, 2006.

4.6. Unforeseeable Emergencies.

(a) In the event of a Participant’s Unforeseeable Emergency, such Participant may request an emergency withdrawal from his or her vested Account. Any such request shall be subject to the approval of the Plan Administrator, which approval (a) shall only be granted to the extent reasonably needed to satisfy the need created by the Unforeseeable Emergency, and (b) shall not be granted to the extent that such need may be relieved (i) through reimbursement or compensation by insurance or otherwise or (ii) by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(b) An “Unforeseeable Emergency” means a severe financial hardship of the Participant or beneficiary resulting from an illness or accident of the Participant or his or her spouse or dependent (as defined in Section 152(a) of the Code), loss of the Participant’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance), or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant’s control. Circumstances that may constitute an Unforeseeable Emergency include the imminent foreclosure of or eviction from the Participant’s primary residence; the need to pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication; and the need to pay for the funeral expenses of a spouse or a dependent (as defined in Section 152(a) of the Code). The purchase of a home and the payment of college tuition generally are not Unforeseeable Emergencies. Whether the Participant is faced with an Unforeseeable Emergency permitting an emergency withdrawal shall be determined by the Plan Administrator in its sole discretion, based on the relevant facts and circumstances and applying regulations and other guidance under Section 409A of the Code.

4.7. Designation of Beneficiary. Each Participant may from time to time, by signing a form furnished by the Plan Administrator, designate any legal or natural person or persons (who may be designated contingently or successively) to whom his benefits under the Plan are to be paid if he dies before he receives all of his vested benefits. A beneficiary designation form will be effective only when the signed form is filed with the Plan Administrator while the Participant is alive and will cancel all beneficiary designation forms with respect to the Plan filed earlier. Except as otherwise specifically provided in this Section 4.7, if a deceased Participant failed to designate a beneficiary as provided above, or if the designated beneficiary of a deceased Participant dies before him or before complete payment of the Participant’s benefits, his benefits shall be paid to the legal representative or representatives of the estate of the last to die of the Participant and his designated beneficiary.

4.8. Distributions to Disabled Persons. Notwithstanding the provisions of this Section 4, if, in the Plan Administrator’s opinion, a Participant or beneficiary is under a legal disability or is in any way incapacitated so as to be unable to manage his financial affairs, the Plan Administrator may direct that payment be made to a relative or friend of such person for his benefit until claim is made by a conservator or other person legally charged with the care of his person or his estate, and such payment shall be in lieu of any such payment to such Participant or beneficiary. Thereafter, any benefits under the Plan to which such Participant or beneficiary is entitled shall be paid to such conservator or other person legally charged with the care of his person or his estate.

4.9. Benefits May Not be Assigned. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part hereof, which are expressly declared to be unassignable and non-transferable. No part of the amounts payable shall be, prior to actual payment, subject to seizure or sequestration for payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferred by operation of law in the event of the Participant’s or any other person’s bankruptcy or insolvency.

4.10. Withholding for Tax Liability. The Exchange may withhold or cause to be withheld from any payment of benefits made pursuant to the Plan any taxes required to be withheld and such sum as the Exchange may reasonably estimate to be necessary to cover any taxes for which the Exchange may be liable and which may be assessed with regard to such payment.

4.11. Forfeitures and Adjustments for Partial Distributions. In the event that a distribution upon an Unforeseeable Emergency under Section 4.6 is made with respect to any Participant, the portion of his Account balance that is not distributable by reason of Section 4.1 or 4.2 shall be credited to a “Subaccount” maintained in the Participant’s name which shall be adjusted from time to time in accordance with Section 3.3 based on the assumed investment alternatives selected by the Participant thereunder. Upon the Participant’s subsequent separation from service or any subsequent distribution to the Participant, the balance in his Subaccount shall be treated as follows:

(a) If the Participant’s subsequent separation from service or other distribution event occurs after such Subaccount is fully vested and nonforfeitable in accordance with Section 4.1 or 4.2, the balance of such Subaccount shall be distributable to or on behalf of the Participant in accordance with Section 4.

(b) If the Participant’s subsequent separation from service or other distribution event occurs before the balance of the Subaccount is fully vested, the nonforfeitable balance in the Subaccount shall be an amount determined as follows:

(i)	first, an amount equal to the nonforfeitable balance of his Account at the time of the previous distribution upon an Unforeseeable Emergency shall be added to his Subaccount balance;

(ii)	next, his Subaccount balance, as adjusted under subparagraph (i) next above, shall be reduced to an amount equal to the product of such balance multiplied by his vested percentage determined under Section 4.1 or 4.2, as applicable, at the time of the subsequent termination or distribution; and

(iii)	finally, the adjusted Subaccount balance, as determined under subparagraph (ii) next above, shall be reduced (but not below zero) by an amount equal to the amount added to his Subaccount balance under subparagraph (i) next above.

The amount determined after the foregoing adjustments shall be nonforfeitable and distributable to or for his benefit in accordance with Section 4. The portion of his Subaccount balance, if any, which is not vested in accordance with this Section 4.11 shall be forfeited if the Participant has separated from service, or. if the Participant has not separated from service, shall continue to be adjusted in accordance with Section 3.3, and shall be further adjusted under this Section 4.11 upon the Participant’s subsequent separation from service or any subsequent distribution in accordance with the terms of the Plan.

SECTION 5

Miscellaneous

5.1. Section 409A. This Plan is intended to comply with the requirements of Section 409A of the Code and shall be interpreted in a manner consistent therewith. Accordingly, notwithstanding any provisions of the Plan to the contrary:

(a) The Plan shall be operated at all times in accordance with the requirements of Section 409A of the Code and, in the event of any inconsistency between any provision of the Plan and Section 409A, the provisions of Section 409A shall control.

(b) Any provision in the Plan that is determined to violate the requirements of Section 409A of the Code shall be void and without effect.

(c) Any provision required by Section 409A of the Code to appear in the Plan document that is not expressly set forth herein shall be deemed to be set forth herein, and the Plan shall be administered in all respects as if such provision was expressly set forth herein.

5.2. Limitation of Liability. The Exchange, its parents, subsidiaries, and affiliates, the Board of Directors of any of the foregoing, any officer, employer or agent of any of the foregoing, and the members of the Retirement Committee shall not incur any liability individually or on behalf of any other individuals or on behalf of the Exchange or its parents, subsidiaries, or affiliates for any act, or failure to act, made in good faith in relation to the Plan.

SECTION 6

Amendment and Termination

6.1. Amendment and Termination.

(a) The Exchange may amend or terminate the Plan at any time and from time to time, and retroactively if deemed necessary or appropriate.

(b) Any amendment of the Plan shall be effected either (i) by resolution of the Compensation Committee or its successor, or (ii) by resolution of the Retirement Committee; provided, however, that only the Compensation Committee or its successor is authorized to approve an amendment that is anticipated to result in a material impact to the Exchange unless it otherwise acts to delegate this responsibility; and provided further that the Retirement Committee may adopt minor or administrative amendments to the Plan, including amendments to comply with applicable laws.

(c) A Plan termination shall be effected by resolution of the Compensation Committee or its successor. In the event of a termination of the Plan, Participants’ vested Account balances shall be distributed in such manner as the Plan Administrator shall determine consistent with the requirements of Section 409A of the Code.

Dated this 1st day of March, 2007.

CHICAGO MERCANTILE EXCHANGE INC.

By
Its	Managing Director, Organizational Development

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